EXHIBIT 24.1

                        POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David A. Mason, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to the offer and sale of shares of Voting Common Stock of the Company in connection with the Company's 1992 Performance and Equity Incentive Plan, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                             Date


/s/MICHAEL F. ADLER           Chairman of the                    May 30, 1995
Michael F. Adler              Board of Directors, President
                              and Chief Executive Officer

                        POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael F. Adler, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to the offer and sale of shares of Voting Common Stock of the Company in connection with the Company's 1992 Performance and Equity Incentive Plan, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                        Date


/s/DAVID A. MASON             Executive  Vice-President -   May 30, 1995
David A. Mason                Finance, Chief Financial
                              Officer, Treasurer and
                              Director





                        POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Michael F. Adler and David A. Mason, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to the offer and sale of shares of Voting Common Stock of the Company in connection with the Company's 1992 Performance and Equity Incentive Plan, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                     Title                         Date


/s/ALFRED E. LEFELD           Vice-President                May 30, 1995
Alfred E. Lefeld              and Controller


/s/JACOB A. MYERS             Secretary and Director        May 30, 1995
Jacob A. Myers


/s/FRANK W. BENSON            Director                      May 30, 1995
Frank W. Benson


/s/LESLIE CHARM               Director                      May 30, 1995
Leslie Charm


/s/DEXTER B. DAWES            Director                      May 30, 1995
Dexter B. Dawes


/s/HARRY D. LOYLE             Director                      May 30, 1995
Harry D. Loyle